UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 17, 2025

Paragon 28, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40902	27-3170186
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14445 Grasslands Drive
Englewood, Colorado 80112
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (720) 912-1332

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FNA	The New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 17, 2025, Paragon 28, Inc. (the “Company”) held a special meeting of common stockholders (the “Special Meeting”). The Company filed its definitive proxy statement (the “Proxy Statement”) for the proposals voted upon at the Special Meeting with the Securities and Exchange Commission (the “SEC”) on March 18, 2025.

As of the close of business on March 7, 2025, the record date for the Special Meeting, there were 83,936,957 shares of the Company’s common stock issued and outstanding and entitled to vote at the Special Meeting. A quorum of 66,076,281 shares of the Company’s common stock was represented in person or by proxy at the Special Meeting. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, with respect to each proposal is set out below:

1.
Proposal to adopt the Agreement and Plan of Merger, dated as of January 28, 2025 (the “Merger Agreement”), by and among the Company, Zimmer, Inc. (“Zimmer”), a Delaware corporation and a wholly owned subsidiary of Zimmer Biomet Holdings, Inc. (“Zimmer Biomet”), Gazelle Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Zimmer (“Merger Sub”), and, for certain provisions of the Merger Agreement, Zimmer Biomet (the “Merger Proposal”), pursuant to which and subject to the terms thereof, Merger Sub will be merged with and into the Company (the “Merger”) with the Company continuing as the surviving corporation in the Merger and a wholly owned subsidiary of Zimmer, as described in the Proxy Statement.

Set forth below are the voting results for the Merger Proposal, which was approved by the Company’s common stockholders, receiving the affirmative vote of approximately 78.46% of the shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,864,327	21,109	190,845	–

2.
Proposal to approve, by advisory (non-binding) vote, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the consummation of the Merger (the “Advisory Compensation Proposal”) as described in the Proxy Statement.

Set forth below are the voting results for the Advisory Compensation Proposal, which was approved by the Company’s common stockholders, receiving the affirmative vote of approximately 71.06% of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) by the Company's stockholders entitled to vote at the Special Meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,665,545	19,004,227	406,509	–

3.
In connection with the Special Meeting, the Company also solicited proxies with respect to a proposal to approve any adjournment of the Special Meeting for the purpose of soliciting additional proxies if there are insufficient votes at the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”) as described in the Proxy Statement. As there were sufficient votes at the time of the Special Meeting to approve the Merger Proposal, the Adjournment Proposal was unnecessary and such proposal was not submitted to the Company’s stockholders for approval at the Special Meeting.

Item 8.01.	Other Events.

The closing of the Merger is conditioned upon, among other things, the receipt of certain regulatory approvals, which have now been obtained. Subject to the satisfaction of other customary closing conditions, the Merger is expected to close on or around April 21, 2025.

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company, which involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “are confident that,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “would” or the negative of these terms or other comparable terms. Forward-looking statements in this release include, among other things, statements about the potential benefits of the proposed transaction; anticipated accretion and growth rates; plans, objectives, beliefs, expectations and intentions of the board of directors of the Company and the Company management; the financial condition, results of operations and business of the Company; the possibility that the milestone associated with the contingent value rights are achieved in part or at all; and the anticipated timing of closing of the proposed transaction.

These forward-looking statements are based on certain assumptions and analyses made by the Company in light of the Company’s experience and the Company’s perception of historical trends, current conditions and expected future developments, as well as other factors the Company believes are appropriate in the circumstances. These forward-looking statements also are based on the current expectations and beliefs of the management of the Company and are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Risks and uncertainties include, among other things, (i) risks related to the satisfaction of the conditions to closing the proposed transaction in the anticipated timeframe or at all, including the possibility that the proposed transaction does not close; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require Paragon 28 to pay a termination fee; (iii) risks related to the ability to realize the anticipated benefits of the proposed transaction, including the possibility that the expected benefits from the proposed transaction will not be realized or will not be realized within the expected time period; (iv) the risk that the businesses will not be integrated successfully; (v) risks relating to the achievement, in part or at all, of the revenue milestone necessary for the payment of any contingent value rights; (vi) disruption from the proposed transaction making it more difficult to maintain business and operational relationships, including with customers, vendors, service providers, independent sales representatives, agents or agencies, and the Company’s ability to attract, motivate or retain key executives, employees and other associates; (vii) risk related to the proposed transaction diverting the Company’s management’s attention from ongoing business operations; (viii) negative effects of this announcement or the consummation of the proposed transaction on the market price of the Company’s common stock and on the Company’s operating results; (ix) the risk of litigation, including shareholder litigation, and/or regulatory actions, including any conditions, limitations or restrictions placed on approvals by any applicable governmental entities, related to the proposed transaction; and (x) (A) other risks and uncertainties discussed in the Company’s Annual Report on Form 10-K, for the fiscal year ended December 31, 2024 and subsequent Quarterly Reports on Form 10-Q (in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in such Annual Reports and Quarterly Reports), and (B) other risk factors identified from time to time in other filings with the SEC. Filings with the SEC are available on the SEC’s website at www.sec.gov.

The list of factors that may affect actual results and the accuracy of forward-looking statements is illustrative and is not intended to be exhaustive. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to update any of these forward-looking statements as the result of new information or to reflect events or circumstances after the date of this communication or to reflect actual outcomes, expect as required by law, and expressly disclaim any obligation to revise or update any forward-looking statement to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAGON 28, INC.

Date: April 17, 2025	By:	/s/ Robert S. McCormack
		Name:	Robert S. McCormack
		Title:	General Counsel & Corporate Secretary